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Exhibit 21 Subsidiaries of the Company
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                                                                                         State of
                  Entity Name                                Entity Type               Organization
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
Academy Nursing Home, Inc.                        Corporation                         Massachusetts
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ADS Apple Valley Limited Partnership              Limited Partnership                 Massachusetts
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ADS Apple Valley, Inc.                            Corporation                         Massachusetts
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ADS Consulting, Inc.                              Corporation                         Massachusetts
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ADS Danvers ALF, Inc.                             Corporation                         Delaware
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ADS Dartmouth ALF, Inc.                           Corporation                         Delaware
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ADS Dartmouth General Partnership                 General Partnership                 Massachusetts
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ADS Group, Inc. (The)                             Corporation                         Massachusetts
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ADS Hingham ALF, Inc.                             Corporation                         Delaware
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ADS Hingham Limited Partnership                   Limited Partnership                 Massachusetts
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ADS Hingham Nursing Facility, Inc.                Corporation                         Massachusetts
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ADS Home Health, Inc.                             Corporation                         Delaware
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ADS Management, Inc.                              Corporation                         Massachusetts
a/k/a ADS/TMCI Management, Inc.
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ADS Multicare, Inc.                               Corporation                         Delaware
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ADS Palm Chelmsford, Inc.                         Corporation                         Massachusetts
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ADS Recuperative Center Limited                   Limited Partnership                 Massachusetts
Partnership                                       Joint Venture
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ADS Recuperative Center, Inc.                     Corporation                         Massachusetts
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ADS Reservoir Waltham, Inc.                       Corporation                         Massachusetts
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ADS Senior Housing, Inc.                          Corporation                         Massachusetts
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ADS Village Manor, Inc.                           Corporation                         Massachusetts
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ADS-NDNE Danvers, L. L. C.                        Limited Liability Company           Massachusetts
                                                  Joint Venture
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ADS-NDNE Dartmouth, L. L. C.                      Limited Liability Company           Massachusetts
                                                  Joint Venture
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ANR, Inc.                                         Corporation                         Delaware
f/k/a Adacom Network Routers, Inc.
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Apple Valley Limited Partnership (The)            Limited Partnership                 Massachusetts
                                                  Joint Venture
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Apple Valley Partnership Holding Company, Inc.    Corporation                         Pennsylvania
(The)
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Applewood Health Resources, Inc.                  Corporation                         Delaware
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Arcadia Associates                                General Partnership                 Massachusetts
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ASL, Inc.                                         Corporation                         Massachusetts
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Assisted Living Associates of Berkshire, Inc.     Corporation                         Pennsylvania
(The)
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Assisted Living Associates of Lehigh, Inc.        Corporation                         Pennsylvania
(The)
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Assisted Living Associates of Sanatoga, Inc.      Corporation                         Pennsylvania
(The)
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Assisted Living Associates of Wall, Inc.          Corporation                         New Jersey
(The)
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Automated Professional Accounts, Inc.             Corporation                         West Virginia
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Berkeley Haven Limited Partnership                Limited Partnership                 West Virginia
                                                  Joint Venture
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                                                                                         State of
                  Entity Name                                Entity Type               Organization
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
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Berks Nursing Homes, Inc.                         Corporation                         Pennsylvania
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Bethel Health Resources, Inc.                     Corporation                         Delaware
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Breyut Convalescent Center, Inc.                  Corporation                         New Jersey
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Breyut Convalescent Center, L. L. C.              Limited Liability Company           New Jersey
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Brightwood Property, Inc.                         Corporation                         West Virginia
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Canterbury of Shepherdstown Limited               Limited Partnership                 West Virginia
Partnership                                       Joint Venture
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Care Haven Associated Limited Partnership         Limited Partnership                 West Virginia
                                                  Joint Venture
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Century Care Construction, Inc.                   Corporation                         New Jersey
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Century Care Management, Inc.                     Corporation                         Delaware
f/k/a Century Management, Inc.
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Charlton Nursing Care Center Partnership          General Partnership                 Massachusetts
                                                  Joint Venture
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Chateau Village Health Resources, Inc.            Corporation                         Delaware
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CHG Investment Corporation, Inc.                  Corporation                         Delaware
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CHNR-I, Inc.                                      Corporation                         Delaware
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Colonial Hall Health Resources, Inc.              Corporation                         Delaware
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Colonial House Health Resources, Inc.             Corporation                         Delaware
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Concord Companion Care, Inc.                      Corporation                         Pennsylvania
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Concord Health Group, Inc.                        Corporation                         Delaware
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Concord Healthcare Services, Inc.                 Corporation                         Pennsylvania
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Concord Home Health, Inc.                         Corporation                         Pennsylvania
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Concord Rehab, Inc. d/b/a American Therapy        Corporation                         Pennsylvania
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Concord Service Corporation                       Corporation                         Pennsylvania
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Courtyard Nursing Care Center Partnership         General Partnership                 Massachusetts
                                                  Joint Venture
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Cumberland Associated of Rhode Island, L. P.      Limited Partnership                 Delaware
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CVNR, Inc.                                        Corporation                         Delaware
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Dartmouth Assisted Living L. L. C.                Limited Liability Company           Delaware
                                                  Joint Venture
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Dawn View Manor, Inc.                             Corporation                         West Virginia
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Delm Nursing, Inc.                                Corporation                         Pennsylvania
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ElderCare Resources Corp.                         Corporation                         Delaware
f/k/a Health Resources of Tazewell, Inc.
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Elmwood Health Resources, Inc.                    Corporation                         Delaware
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Encare of  Mendham, L. L. C.                      Limited Liability Company           New Jersey
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Encare of Mendham, Inc.                           Corporation                         New Jersey
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Encare of Pennypack, Inc.                         Corporation                         Pennsylvania
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Encare of Quakertown, Inc.                        Corporation                         Pennsylvania
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Encare of Wyncote, Inc.                           Corporation                         Pennsylvania
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ENR, Inc.                                         Corporation                         Delaware
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Genesis ElderCare Corp.                           Corporation                         Delaware
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Glenmark Associates - Dawn View Manor, Inc.       Corporation                         West Virginia
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Glenmark Associates, Inc.                         Corporation                         West Virginia
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                                                                                         State of
                  Entity Name                                Entity Type               Organization
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
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Glenmark Limited Liability Company I              Limited Liability Company           West Virginia
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Glenmark Properties I, Limited                    Limited Partnership                 West Virginia
Partnership                                       Joint Venture
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Glenmark Properties, Inc.                         Corporation                         West Virginia
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GMA Construction, Inc.                            Corporation                         West Virginia
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GMA Partnership Holding Company, Inc.             Corporation                         West Virginia
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GMA-Brightwood, Inc.                              Corporation                         West Virginia
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GMA-Madison, Inc.                                 Corporation                         West Virginia
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GMA-Uniontown, Inc.                               Corporation                         Pennsylvania
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Groton Associates of Connecticut L. P.            Limited Partnership                 Delaware
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Health Resources of Academy Manor, Inc.           Corporation                         Delaware
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Health Resources of Arcadia, Inc.                 Corporation                         Delaware
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Health Resources of Boardman, Inc.                Corporation                         Delaware
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Health Resources of Bridgeton, Inc.               Corporation                         New Jersey
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Health Resources of Bridgeton, L. L. C.           Limited Liability Company           New Jersey
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Health Resources of Brooklyn, Inc.                Corporation                         Delaware
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Health Resources of Cedar Grove, Inc.             Corporation                         New Jersey
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Health Resources of Cinnaminson, Inc.             Corporation                         New Jersey
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Health Resources of Cinnaminson, L. L. C.         Limited Liability Company           New Jersey
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Health Resources of Colchester, Inc.              Corporation                         Connecticut
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Health Resources of Columbus, Inc.                Corporation                         Delaware
f/k/a MRD Realty, Inc.
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Health Resources of Cranbury, L. L. C.            Limited Liability Company           New Jersey
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Health Resources of Cumberland, Inc.              Corporation                         Delaware
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Health Resources of Eatontown, Inc.               Corporation                         New Jersey
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Health Resources of Eatontown, L. L. C.           Limited Liability Company           New Jersey
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Health Resources of Emery, L. L. C.               Limited Liability Company           New Jersey
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Health Resources of Englewood, Inc.               Corporation                         New Jersey
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Health Resources of Englewood, L. L. C.           Limited Liability Company           New Jersey
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Health Resources of Ewing, Inc.                   Corporation                         New Jersey
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Health Resources of Ewing, L. L. C.               Limited Liability Company           New Jersey
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Health Resources of Fair Lawn, L. L. C.           Limited Liability Company           New Jersey
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Health Resources of Farmington, Inc.              Corporation                         Delaware
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Health Resources of Gardner, Inc.                 Corporation                         Delaware
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Health Resources of Glastonbury, Inc.             Corporation                         Connecticut
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Health Resources of Groton, Inc.                  Corporation                         Delaware
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Health Resources of Jackson, Inc.                 Corporation                         New Jersey
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Health Resources of Jackson, L. L. C.             Limited Liability Company           New Jersey
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Health Resources of Karmenta & Madison, Inc.      Corporation                         Delaware
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Health Resources of Lakeview, Inc.                Corporation                         New Jersey
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Health Resources of Lakeview, L. L. C.            Limited Liability Company           New Jersey
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Health Resources of Lemont, Inc.                  Corporation                         Delaware
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                                                                                         State of
                  Entity Name                                Entity Type               Organization
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
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Health Resources of Lynn, Inc.                    Corporation                         New Jersey
f/k/a Marcella Home Health, Inc.
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Health Resources of Marcella, Inc.                Corporation                         Delaware
f/k/a CHNR-II, Inc.
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Health Resources of Middletown (R. I.), Inc.      Corporation                         Delaware
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Health Resources of Montclair, Inc.               Corporation                         New Jersey
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Health Resources of Morristown, Inc. f/k/a        Corporation                         New Jersey
P.W.O.N. Associates, Inc.
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Health Resources of Norfolk, Inc.                 Corporation                         Delaware
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Health Resources of North Andover, Inc.           Corporation                         Delaware
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Health Resources of Norwalk, Inc.                 Corporation                         Connecticut
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Health Resources of Pennington, Inc. f/k/a        Corporation                         New Jersey
Emery Manor Health, Inc.
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Health Resources of Ridgewood, Inc.               Corporation                         New Jersey
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Health Resources of Ridgewood, L. L. C.           Limited Liability Company           New Jersey
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Health Resources of Rockville, Inc.               Corporation                         Delaware
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Health Resources of Solomont/Brookline, Inc.      Corporation                         Delaware
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Health Resources of South Brunswick L. L. C.      Limited Liability Company           New Jersey
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Health Resources of South Brunswick, Inc.         Corporation                         New Jersey
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Health Resources of Troy Hills, Inc.              Corporation                         New Jersey
f/k/a F.L. Associates, Inc.
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Health Resources of Voorhees, Inc.                Corporation                         New Jersey
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Health Resources of Wallingford, Inc.             Corporation                         Delaware
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Health Resources of Warwick, Inc. f/k/a GANCI     Corporation                         Delaware
Acquisition Corp. f/k/a RAC Acquisition Corp.
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Health Resources of West Orange, L. L. C.         Limited Liability Company           New Jersey
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Health Resources of Westwood, Inc.                Corporation                         Delaware
f/k/a Health Resources of Rhode Island, Inc.
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Healthcare Rehab Systems, Inc.                    Corporation                         Pennsylvania
f/k/a Encare of Pennsylvania, Inc.
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Helstat, Inc.                                     Corporation                         West Virginia
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Heritage at Danvers, L. L. C.                     Limited Liability Company
                                                  Joint Venture
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HMNH Realty, Inc.                                 Corporation                         Delaware
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HNCA, Inc.                                        Corporation                         Pennsylvania
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Holly Manor Associates of New Jersey, L. P.       Limited Partnership                 Delaware
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Horizon Associates, Inc.                          Corporation                         West Virginia
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Horizon Mobile, Inc.                              Corporation                         West Virginia
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Horizon Rehabilitation, Inc.                      Corporation                         West Virginia
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House of Campbell, Inc. (The)                     Corporation                         West Virginia
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HR of Charleston, Inc.                            Corporation                         West Virginia
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HRWV Huntington, Inc.                             Corporation                         West Virginia
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Lakewood Health Resources, Inc.                   Corporation                         Delaware
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Laurel Health Resources, Inc.                     Corporation                         Delaware
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Lehigh Nursing Homes, Inc.                        Corporation                         Pennsylvania
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LRC Holding Company                               Corporation                         Delaware
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                                                                                         State of
                  Entity Name                                Entity Type               Organization
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
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LWNR, Inc.                                        Corporation                         Delaware
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Mabri Convalescent Center, Inc.                   Corporation                         Connecticut
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Madison Avenue Assisted Living, Inc.              Corporation                         New Jersey
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Markglen, Inc.                                    Corporation                         West Virginia
                                                  Joint Venture
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Marlinton Associates Limited Partnership          Limited Partnership                 West Virginia
                                                  Joint Venture
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Marlinton Associates, Inc.                        Corporation                         Pennsylvania
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Marlinton Partnership Holding Company, Inc.       Corporation                         Pennsylvania
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Marshfield Health Resources, Inc.                 Corporation                         Delaware
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Mercerville Associates of New Jersey, L. P.       Limited Partnership                 Delaware
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MHNR, Inc.                                        Corporation                         Delaware
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Middletown (RI) Associates of RI, L. P.           Limited Partnership                 Delaware
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MNR, Inc.                                         Corporation                         Delaware
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Montgomery Nursing Homes, Inc.                    Corporation                         Pennsylvania
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Multicare AMC, Inc.                               Corporation                         Delaware
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Multicare Companies, Inc. (The)                   Corporation                         Delaware
a/k/a Century Care Corporation
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Multicare Home Health of Illinois, Inc.           Corporation                         Delaware
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North Madison, Inc.                               Corporation                         West Virginia
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Northwestern Management Services, Inc.            Corporation                         Delaware
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Nursing & Retirement Center of the Andovers,      Corporation                         Massachusetts
Inc.
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PHC Operating Corp.                               Corporation                         Delaware
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Pocahontas Continuous Care Center, Inc.           Corporation                         West Virginia
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Point Pleasant Haven Limited Partnership          Limited Partnership                 West Virginia
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Pompton Associates, L. P.                         Limited Partnership                 New Jersey
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Pompton Care, Inc.                                Corporation                         New Jersey
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Pompton Care, L. L. C.                            Limited Liability Company           New Jersey
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Prescott Nursing Home, Inc.                       Corporation                         Massachusetts
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Progressive Rehabilitation Centers, Inc. f/k/a    Corporation                         Delaware
Health Resources of Lakewood, Inc.
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Providence Funding Corporation                    Corporation                         Delaware
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Providence Health Care, Inc.                      Corporation                         Delaware
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Providence Medical, Inc.                          Corporation                         Ohio
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Raleigh Manor Limited Partnership                 Limited Partnership                 West Virginia
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Recuperative Center, Limited Partnership          Limited Partnership                 Massachusetts
(The)                                             Joint Venture
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Rest Haven Nursing Home, Inc.                     Corporation                         West Virginia
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Ridgeland Health Resources, Inc.                  Corporation                          Delaware
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River Pines Health Resources, Inc.                Corporation                         Delaware
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Rivershores Health Resources, Inc.                Corporation                         Delaware
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RLNR, Inc.                                        Corporation                         Delaware
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Roephel Convalescent Center, Inc.                 Corporation                         New Jersey
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                                                                                         State of
                  Entity Name                                Entity Type               Organization
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
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Roephel Convalescent Center, L. L. C.             Limited Liability Company           New Jersey
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Romney Health Care Center Ltd., Limited           Limited Partnership                 West Virginia
Partnership
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Rose Healthcare, Inc.                             Corporation                         New Jersey
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Rose View Manor, Inc.                             Corporation                         Pennsylvania
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Roxborough Nursing Home, Inc.                     Corporation                         Pennsylvania
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RSNR, Inc.                                        Corporation                         Delaware
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RVNR, Inc.                                        Corporation                         Delaware
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S.T.B. Investors, LTD.                            Corporation                         New York
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Schuylkill Nursing Homes, Inc.                    Corporation                         Pennsylvania
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Schuylkill Partnership Acquisition Corporation    Corporation                         Pennsylvania
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Scotchwood Institutional Services, Inc.           Corporation                         New Jersey
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Scotchwood Massachusetts Holding Company, Inc.    Corporation                         Delaware
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Senior Living Ventures, Inc.                      Corporation                         Pennsylvania
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Senior Source, Inc. (merged with Senior Source    Corporation                         Massachusetts
Acquisition Corp.)
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Sisterville Haven Limited Partnership             Limited Partnership                 West Virginia
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Snow Valley Health Resources, Inc.                Corporation                         Delaware
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Solomont Family Fall River Venture, Inc.          Corporation                         Massachusetts
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Solomont Family Medford Venture, Inc.             Corporation                         Massachusetts
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Somerset Nursing and Rehabilitation Center        Limited Liability Company           Massachusetts
LLC                                               Joint Venture
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Somerset Nursing and Rehabilitation Center,       Limited Partnership                 Massachusetts
L. P.                                             Joint Venture
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Southcoast Nursing and Rehabilitation Center      General Partnership                 Massachusetts
Partnership                                       Joint Venture
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Stafford Convalescent Center, Inc. f/k/a MCV      Corporation                         Delaware
Realty, Inc.
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Straus Group-Hopkins House Limited                Limited Partnership                 New Jersey
Partnership (The)
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Straus Group-Old Bridge, L. P. (The)              Limited Partnership                 New Jersey
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Straus Group-Quakertown Manor, L. P. (The)        Limited Partnership                 New Jersey
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Straus Group-Ridgewood, L. P. (The)               Limited Partnership                 New Jersey
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SVNR, Inc.                                        Corporation                         Delaware
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Teays Valley Haven Limited Partnership            Limited Partnership                 West Virginia
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TMC Acquisition Corp.                             Corporation                         New Jersey
f/k/a Troy Hills Assisted Living, Inc.
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Total Rehabilitation Center, L. L. C.             Limited Liability Company           New Jersey
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Tri State Mobile Medical Services, Inc.           Corporation                         West Virginia
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Wallingford Associates of CT, L. P.               Limited Partnership                 Delaware
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Warwick Associates of RI, L. P.                   Limited Partnership                 Delaware
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Westford Nursing & Retirement Center, Inc.        Corporation                         Massachusetts
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Westford Nursing & Retirement Center, Limited     Limited Partnership                 Massachusetts
Partnership
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Willow Manor Nursing Home, Inc.                   Corporation                         Massachusetts
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